Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended March 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(332,391)
Unrealized Gain (Loss) on Market Value of Futures	(5,497,290)
Dividend Income	50,727
Interest Income	890,108
ETF Transaction Fees	1,400
Total Income (Loss)	$(4,887,446)

Expenses
Management Fees	$309,916
Professional Fees	56,575
Brokerage Commissions	77,262
Non-interested Directors' Fees and Expenses	4,912
Prepaid Insurance Expense	2,812
Total Expenses	$451,477
Net Income (Loss)	$(5,338,923)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/19	$463,446,141
Withdrawals (500,000 Shares)	(19,535,119)
Net Income (Loss)	(5,338,923)

Net Asset Value End of Month	$438,572,099
Net Asset Value Per Share (11,300,000 Shares)	$38.81

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended March 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$495,600
Unrealized Gain (Loss) on Market Value of Futures	(487,925)
Dividend Income	3,642
Interest Income	23,320
ETF Transaction Fees	1,400
Total Income (Loss)	$36,037

Expenses
Management Fees	$7,461
Professional Fees	8,324
Brokerage Commissions	636
Non-interested Directors' Fees and Expenses	146
Prepaid Insurance Expense	70
Total Expenses	16,637
Expense Waiver	(7,454)
Net Expenses	$9,183
Net Income (Loss)	$26,854

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/19	$11,967,242
Additions (250,000 Shares)	4,529,863
Net Income (Loss)	26,854

Net Asset Value End of Month	$16,523,959
Net Asset Value Per Share (900,000 Shares)	$18.36

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended March 31, 2019

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$163,209
Unrealized Gain (Loss) on Market Value of Futures	(5,985,215)
Dividend Income	54,369
Interest Income	913,428
ETF Transaction Fees	2,800
Total Income (Loss)	$(4,851,409)

Expenses
Management Fees	$317,377
Professional Fees	64,899
Brokerage Commissions	77,898
Non-interested Directors' Fees and Expenses	5,058
Prepaid Insurance Expense	2,882
Total Expenses	468,114
Expense Waiver	(7,454)
Net Expenses	$460,660
Net Income (Loss)	$(5,312,069)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 3/1/19	$475,413,383
Additions (250,000 Shares)	4,529,863
Withdrawals (500,000 Shares)	(19,535,119)
Net Income (Loss)	(5,312,069)

Net Asset Value End of Month	$455,096,058

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended March 31, 2019 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596